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                                                                   EXHIBIT 99.5

                                    AGREEMENT

     The registrant hereby agrees to furnish supplementally to the SEC, upon request, a copy of any omitted schedule to each of: (i) the Agreement and Plan of Merger, dated as of July 8, 2001, among divine, inc., DES Acquisition Company, and eshare communications, Inc., and (ii) the Agreement and Plan of Merger and Reorganization, dated as of July 6, 2001, among divine, inc., Knowledge Resources Acquisition Corp., and RoweCom Inc..

Dated:   July 11, 2001

                                       divine, inc.



                                       By:  /s/ MICHAEL P. CULLINANE
                                          --------------------------
                                            Michael P. Cullinane
                                            Executive Vice President, Chief
                                            Financial Officer, and Treasurer